Exhibit 3.1

File Number          6898-063-1

To all to whom these Presents Shall Come, Greeting: I, Jesse White, Secretary of State of the State of Illinois, do hereby certify that I am the keeper of the records of the Department of Business Services. I certify that

ATTACHED HERETO IS A TRUE AND CORRECT COPY, CONSISTING OF 48 PAGE(S), AS TAKEN FROM THE ORIGINAL ON FILE IN THIS OFFICE FOR QUADRANT 4 SYSTEM CORPORATION.

Authentication #: 1615402773 verifiable until 06/02/2017. Authenticate at: http://www.cyberdriveillinois.com	In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, this 2ND day of JUNE A.D. 2016. SECRETARY OF STATE

FORM BCA 2.10
ARTICLES OF INCORPORATION
Business Corporation Act

Filing Fee:        $150
Franchise Tax:  $ 25
Total:               $175

File #:        68980631

Approved By:    JXR

FILED APR 12 2013 Jesse White Secretary of State

1. Corporate Name:	Q4 SYSTEMS CORPORATION

2. Initial Registered Agent:	NANDU THONDAVADI
	First Name		Middle Initial	Last Name

Initial Registered Office:	2850 GOLF RD STE 405
	Number	Street	Suite No.

	ROLLING MEADOWS IL		60008-4030	COOK
	City		ZIP Code	County

3. Purposes for which the Corporation is Organized:
The transaction of any or all lawful businesses for which corporations may be Incorporated under the Illinois Business Corporation Act.

4. Authorized Shares, Issued Shares and Consideration Received:

Class	Number of Shares Authorized	Number of Shares Proposed to be Issued	Consideration to be Received Therefor
COMMON	1000	1000	$100

NAME & ADDRESS OF INCORPORATOR

5. The undersigned incorporator hereby declares, under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated	APRIL 12,	2013	2850 GOLF ROAD, SUITE 405
	Month & Day	Year		Street

NANDU THONDAVADI		ROLLING MEADOWS	IL	60008
Name		City/Town	State	ZIP Code

This document was generated electronically at www.cyberdriveillinois.com

FORM BCA 10.30 (rev. Dec. 2003)
ARTICLES OF AMENDMENT
Business Corporation Act

Secretary of State Department of Business Services Springfield, IL 62756 217-782-1832 www.cyberdriveillinois.com Remit payment in the form of a check or money order payable to Secretary of State.	FILED APR 25 2013 JESSE WHITE SECRETARY OF STATE	PAID APR 25 2013 EXPEDITED SECRETARY OF STATE

File #	6898-063-1	Filing Fee: $50	Approved:	lt
---- Submit In duplicate ----	---- Type or Print clearly In black Ink ----		---- Do not write above this line ----

1. Corporate Name (See Note 1on page 4.):	Q4 Systems Corporation	CP0036745

2. Manner of Adoption of Amendment:
The following amendment to the Articles of Incorporation was adopted on	April 20,	2013
in the manner indicated below:	Month & Day	Year

Mark an “X” in one box only.

☐   By a majority of the incorporators, provided no directors were named in the Articles of Incorporation and no directors have been elected. (See Note 2 on page 4.)
☐   By a majority of the board of directors, in accordance with Section 10.10, the Corporation having issued no shares as of the time of adoption of this amendment. (See Note 2 on page 4.)
☐   By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment. (See Note 3 on page 4.)
☑   By the shareholders, in accordance with Section 10,20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the Articles of Incorporation were voted in favor of the amendment. (See Note 4 on page 4.)
☐   By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution or the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the Articles of Incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10. (See Notes 4 and 5 on page 4.)
☐   By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment. (See Note 5 on page 4.)

3.  Text of Amendment:
a.    When amendment effects a name change, insert the New Corporate Name below. Use page 2 for all other amendments
Article I: Name of the Corporation:
New Name

(All changes other than name include on page 2.)

Printed by authority of the State of Illinois. February 2008 - 5M - C 173.14

Text of Amendment

b.  If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety.
For more space, attach additional sheets of this size.

Article 4.

4.  Authorized Shares

Class	Number of Shares Authorized

COMMON	200,000,000

4.  The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows (If not applicable, insert "No change"):

No Change

5.  a.   The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital is as follows (if not applicable, insert “No change”):
(Paid-In capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.)

No Change

b.  The amount of paid-in capital as changed by this amendment is as follows (if not applicable, insert “No change”): (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.) (See Note 6 on page 4.)

	Before Amendment	After Amendment
Paid-in Capital:	$	$ No Change

Complete either Item 6 or Item 7 below. All signatures must be in BLACK INK.

6.  The undersigned Corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct.

Dated	April 20,	2013	Q4 Systems Corporation
	Month & Day	Year	Exact Name of Corporation

	/s/ Nandu Thondavadi
	Any Authorized Officer's Signature

	Nandu Thondavadi, CEO
	Name and Title (type or print)

7.  If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

OR

If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers. a majority of the directors, or such directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true and correct.

Dated	April 20	‘13
	Month & Day	Year

Nandu Thondavadi, Incorporator

FORM BCA 11.25 (rev. Dec. 2003)
ARTICLES OF MERGER,
CONSOLIDATION OR EXCHANGE
Business Corporation Act

Secretary of State
Department of Business Services
Springfield, IL 62756
217-782-6961
www.cyberdriveillinois.com

Remit payment in the form of a
check or money order payable
to Secretary of State.

Filing fee is $100, but if merger or
consolidation involves more than two
corporations, submit $50 for each
additional corporation.

FILED APR 25 2013 JESSE WHITE SECRETARY OF STATE	PAID APR 25 2013 EXPEDITED SECRETARY OF STATE CP0037309

File # 6898-063-1	Filing Fee: $100.00	Approved: lt

---- Submit in duplicate ----	---- Type or Print clearly in black ink ----	---- Do not write above this line ----

NOTE: Strike inapplicable words in Items 1, 3, 4 and 5.

1. Names of Corporations proposing to	merge ~~consolidate exchange shares~~	and State or Country of incorporation.

Name of Corporation	State or Country of Incorporation	Corporation File Number

Q4 Systems Corporation	Illinois	68980631
Quadrant 4 Systems Corporation	Florida	6809-923-4

2.  The laws of the state or country under which each Corporation is incorporated permits such merger, consolidation or exchange.

3. a. Name of the	surviving ~~now acquiring~~	corporation:	Q4 Systems Corporation

b. Corporation shall be governed by the laws of:			Illinois

For more space, attach additional sheets of this size.

4. Plan of	merger ~~consolidation exchange~~	is as follows:

Pursuant to agreement, Shareholders of Quadrant 4 Systems Corporation shall exchange each share of Quadrant 4 Systems Corporation for a new share of Q4 Systems Corporation.

Printed by authority of the State of Illinois. March 2007 - 500 - C 195.12

5. The	merger ~~consolidation exchange~~	was approved, as to each Corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois Corporation, as follows:

The following items are not applicable to mergers under §11.30 - 90 percent-owned subsidiary provisions.(See Article 7 on page 3.)

Mark an "X" In one box only for each Illinois Corporation.

Name of Corporation:
By the shareholders, a resolution of the board of directors having been duly adopted and submitted to a vote at a meeting of shareholders. Not less than the minimum number of votes required by statute and by the Articles of Incorporation voted in favor of the action taken. (§11. 20)

By written consent of the shareholders having not less than the minimum number of votes required by statute and by the Articles of Incorporation. Shareholders who have not consented in writing have been given notice in accordance with §7.10 and §11.20.
By written consent of ALL shareholders entitled to vote on the action, in accordance with §7.10 and §11.20.
Q4 Systems Corporation	☐	☐	☑
	☐	☐	☐
	☐	☐	☐
	☐	☐	☐
	☐	☐	☐

6.  Not applicable If surviving, new or acquiring Corporation is an Illinois Corporation.

It is agreed that, upon and after the filing of the Articles of Merger, Consolidation or Exchange by the Secretary of State of the State of Illinois:

a.	The surviving, new or acquiring Corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any Corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such Corporation organized under the laws of the State of Illinois against the surviving, new or acquiring Corporation.
b.	The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring Corporation to accept service of process in any such proceedings, and
c.	The surviving, new or acquiring Corporation will promptly pay to the dissenting shareholders of any Corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of The Business Corporation Act of 1983 of the State of Illinois with respect to the rights of dissenting shareholders.

Printed by authority of the Slate of Illinois. March 2007 - 500 - C 195.12

7.  Complete if reporting a merger under §11.30 - 90 percent-owned subsidiary provisions.

a.   The number of outstanding shares of each class of each merging subsidiary Corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent Corporation:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class Owned Immediately Prior to Merger by the Parent Corporation

b. Not applicable to 100 percent-owned subsidiaries.

The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary Corporation was	, Month & Day	. Year

Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary Corporations received?      ☐  Yes        ☐  No

(If "No," duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and the notice of the right to dissent to the shareholders of each merging subsidiary Corporation.)

8.  The undersigned Corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct. All signatures must be in BLACK INK.

Dated	April 23	‘13	Q4 Systems Corporation
	Month & Day	Year	Exact Name of Corporation

/s/ Nandu Thondavadi
Any Authorized Officer's Signature

Nandu Thondavadi, CEO
Name and Title (type or print)

Dated	April 23	‘13	Quadrant 4 Systems Corporation
	Month & Day	Year	Exact Name of Corporation

/s/ Nandu Thondavadi
Any Authorized Officer's Signature

Nandu Thondavadi, CEO
Name and Title (type or print)

Dated
	Month & Day	Year	Exact Name of Corporation

Any Authorized Officer's Signature

Name and Title (type or print)

Printed by authority of the State of Illinois. March 2007 - 500 - C 195.12

AGREEMENT AND PLAN OF MERGER
BETWEEN
Q4 SYSTEMS CORPORATION
AND
QUADRANT 4 SYSTEMS CORPORATION

This AGREEMENT AND PLAN OF MERGER (this "Merger Agreement") is entered into as of August 23rd, 2013, between Quadrant 4 Systems Corporation, a Florida corporation ("Disappearing Corporation'') and Q4 Systems Corporation, an Illinois corporation ("Surviving Corporation''). Disappearing Corporation and Surviving Corporation are sometimes collectively referred to in this Agreement as the "Constituent Corporations."

RECITALS

A.	Surviving Corporation Is a corporation organized and existing under the laws of the State of Illinois. As of the date hereof, the authorized capital stock of Surviving Corporation consists of one class of shares. consisting of 200,000,000 shares of Common Stock having a par value of $0.00 per share, of which 1.000 shares are issued and outstanding:

B.	Disappearing Corporation is a corporation organized and existing under the laws of the State of Florida. As of the date hereof, the authorized capital stock of Disappearing Corporation consists of one class of shares, consisting of 5,000,000,000 shares of Common Stock having a par value of $0.001 per share, of which 51,740.448 shares are issued and outstanding:

C.	Disappearing Corporation and Surviving Corporation have deemed it advisable and in the best interests of each of the Constituent Corporations, respectively, and their respective shareholders. that Disappearing Corporation be merged with and into Surviving Corporation (the "Merger''} as. authorized by the laws of the States of Illinois and Florida and pursuant to the terms and conditions of this Merger Agreement.

In consideration of the foregoing recitals, the covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Merger; Effectiveness. The Disappearing Corporation shall be merged with and into Surviving Corporation pursuant to the applicable provisions of the Illinois Business Corporation Act. and the Florida Corporation Law and in accordance with the terms and conditions of this Agreement. Upon the execution by the Constituent Corporations of Articles of Merger Incorporating this Merger

Agreement and the filing of such Articles of Merger with the Secretaries of State of Illinois and Florida and .upon execution by the Constituent Corporations of a Certificate of Merger incorporating this Merger Agreement and the filing of such Certificate of Merger with the Secretary of State of the State of Illinois. the Merger shall become effective at the time of filing and on the date of filing the Articles of Merger and Certificate of Merger (the "Effective Time") of the Merger.

2.	Articles of Incorporation. The Certificate of Incorporation of the Surviving Corporation shall, at the Effective Time of the Merger, be the Articles of Incorporation of the Surviving Corporation.

3.	Bylaws. The Bylaws of Surviving Corporation in effect at the Effective Time of the Merger shall be the Bylaws of the Surviving Corporation

4.	Directors and Officers. The directors and officers of the Surviving Corporation immediately after the Effective Time will be as follows:

Dhru Desai - Chairman of the Board of Directors, Chief Financial Officer Nandu Thondavadi Director - Chief Executive Officer

5.	Exchange of Shares
a)	Exchange Ratio. As of the Effective Time of the Merger. by virtue of the Merger and without any action on the part of the holders thereof: (a) each share of the Disappearing Corporation Common Stock issued and outstanding immediately prior to the Effective Time. will be converted into One (1) share of fully paid and nonassessable shares of Surviving Corporation Common Stock ;
b)	No Fractional Shares. No fractional shares of Surviving Corporation Common Stock will be issued in connection with the Merger.
c)	Dissenting Shares. No Dissenter's rights apply as the Merger was unanimously approved by the shareholder.
d)	Surrender and Exchange of Outstanding Certificates. Following the closing, the shares of Common Stock of the Disappearing Corporation that are outstanding immediately prior thereto will be surrendered in exchange for the shares of Common Stock of the Surviving Corporation.

6.	Implementation. Each of the Constituent Corporations shall take, or cause to be taken, all action or do, or cause to be done. all things necessary, proper or advisable under the laws of the States of Illinois and Florida to consummate and make effective the Merger

7.	Transfer Agent. The Surviving Corporation shall serve as its own transfer agent.

8.	Amendment. This Merger Agreement may, to the extent permitted by law, be amended, supplemented or interpreted at any time by action taken by the Board of Directors of all the Constituent Corporations; provided. however, that this Merger Agreement may not be amended or supplemented after having been approved by the shareholders of a Constituent Corporation except by a vote or consent of shareholders in accordance with applicable law, prior to filing the Articles of Merger.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this AGREEMENT AND PLAN OF MERGER as of the date first set forth above.

Q4 Systems Corporation (an Illinois corporation)

Dated: April 23, 2013	By: /s/ Nandu Thondavadi
Its president

Quadrant 4 Systems Corporation (a Florida Corporation)

Dated: April 23, 2013	By: /s/ Nandu Thondavadi
Its president

Form BCA-14.35 (Rev. Jan. 2003)	Report Following Merger or Consolidation	File #: 6898-063-1
DO NOT SEND CASH
Secretary of State Department of Business Services Springfield, IL 62756 217-782-6961 www.cyberdrivehlinois.com	FILED OCT 31 2013 JESSE WHITE SECRETARY OF STATE	This space for use by Secretary of State Date: 10/31/13 Franchise Tax: $583.43 Filing Fee: $5
Remit payment in the form of a check or money order, payable to Secretary of State.		Penalty: $ Interest: $ Approved: $588.43

1. Corporate Name:	Q4 Systems Corporation	CP0203512

2. State or Country of Incorporation:	Illinois

3.  Issued shares of each corporation party to the merger prior to the merger:

Corporation	Class	Series	Par Value	Number of Shares
Q4 Systems Corporation	Common			1,000
Quadrant 4 Systems Corporation	Common		0.001	51,740,448

4.  Paid-in Capital of each corporation party to the merger prior to the merger.

Corporation	Paid-in Capital

Q4 Systems Corporation (IL) (4)	$100
Quadrant 4 Systems Corporation	$11,179,746
$
6809/9234 (FL) (10)	$
$

5.  Description of merger: (include effective date and brief explanation of the conversion as stated in the plan of merger.)
Effective date is April 25, 2013.One share of Q4 Systems Corporation for every share of Quadrant 4 Systems Corporation.

6.  Issued shares after merger:

Class	Series	Par Value	Number of Shares

Common			56,964,893

7.  Paid-in Capital of the surviving or new corporation:  $12,760,098
(“Paid-in Capital” replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.)

ITEM 8 MUST BE SIGNED

8.  The undersigned corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct.

Dated	April 30,	2013	Q4 Systems Corporation
	Month & Day	Year	Exact Name of Corporation

	/s/ Nandu Thondavadi
	Any Authorized Officer's Signature

	Nandu Thondavadi, CEO/President
	Name and Title (type or print)

Printed by authority of the State of Illinois. June 2006 - 5M - C 243.3
PAID OCT 31 2013 DEPARTMENT OF BUSINESS SERVICES

FORM BCA 1.15 (rev. Dec. 2003) STATEMENT OF CORRECTION Business Corporation Act Secretary of State Department of Business Services Springfield, IL 62756 217-785-2237 www.cyberdriveilfinois.com	FILED OCT 31 2013 JESSE WHITE SECRETARY OF STATE

Remit payment In the form of a
check or money order payable
to Secretary of State.
 File #          6898-063-1

Franchise Tax $	Penalty/Interest $	Filing Fee: $50	Total $	Approved:

---- Submit in duplicate ----	---- Type or Print clearly in black ink ----	--- Do not write above this line ----

1. Corporate Name:	Q4 Systems Corporation	CP0203455

2. State or Country of Incorporation:	IL/Cook

3. Title of Document to be corrected:	Articles of Incorporation - Allocation Factor

4. Date Erroneous Document was filed by Secretary of State:	April 12, 2013

5.  Inaccuracy, error or defect:
(Briefly identify the error and explain how it occurred. Use reverse side or attach additional sheets of this size If necessary.)

An online application was titled for incorporating 04 Systems Corporation on 4/12/2013.The online version does not provide opportunities for the incorporator to specify the assets and revenues allocated to IL and thus compute the allocation factor. This has caused an abnormal assessment of franchise taxes assuming that the allocation is 100%

6. Corrected portion(s) of the document in correct form: (Use reverse side or attach additional sheets of this size it necessary.) We are filing BCA 1.35 to correct the allocation factor. .017502	PAID OCT 31 2013 DEPARTMENT OF BUSINESS SERVICES

7.  The undersigned Corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct. All signatures must be in BLACK INK.

Dated	October 16,	2013	Q4 Systems Corporation
	Month & Day	Year	Exact Name of Corporation

	/s/ Nandu Thondavadi
	Any Authorized Officer's Signature

	Nandu Thondavadi
	Name and Title (type or print)

Printed by authority of the State of Illinois. June 2006 - 5M - C 199.11

FORM BCA 11.25 (rev. Dec. 2003)
ARTICLES OF MERGER,
CONSOLIDATION OR EXCHANGE
Business Corporation Act

Secretary of State Department of Business Services 501 S. Second St., Rm. 350 Springfield, IL 62756 217-782 6961 www.cyberdriveillinois.com	CP0275057

Remit payment in the form of a
check or money order payable
to Secretary of State.

Filing fee is $100, but  if merger or
consolidation involves more than two
corporations, submit $50 for each
additional corporation.

FILED JAN 10 2014 JESSE WHITE SECRETARY OF STATE	PAID JAN 10 2014 EXPEDITED SECRETARY OF STATE

File # 6898-063-1	Filing Fee: $100.00	Approved: lt

---- Submit in duplicate ----	---- Type or Print clearly in black ink ----	--- Do not write above this line ----

NOTE: Strike inapplicable words in Items 1, 3, 4 and 5.

1. Names of Corporations proposing to	merge ~~consolidate exchange shares~~	and State or Country of incorporation.

Name of Corporation	State or Country of Incorporation	Corporation File Number

Q4 Systems Corporation	Illinois	6898-063-1
Q4 Consulting, Inc.	New Jersey	NR

2.  The laws of the state or country under which each Corporation is incorporated permits such merger, consolidation or exchange.

3. a. Name of the	surviving ~~now acquiring~~	corporation:	Q4 Systems Corporation

b. Corporation shall be governed by the laws of:			Illinois

For more space, attach additional sheets of this size.

4. Plan of	merger ~~consolidation exchange~~	is as follows:

Please see attached Plan of Merger document

Printed by authority of the State of Illinois. March 2007 — 500 — C 195.12

5. The	merger ~~consolidation exchange~~	was approved, as to each Corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois Corporation, as follows:

The following items are not applicable to mergers under §11.30 - 90 percent-owned subsidiary provisions. (See Article 7 on page 3.)

Mark an "X" In one box only for each Illinois Corporation.

Name of Corporation:
By the shareholders, a resolution of the board of directors having been duly adopted and submitted to a vote at a meeting of shareholders. Not less than the minimum number of votes required by statute and by the Articles of Incorporation voted in favor of the action taken. (§11. 20)

By written consent of the shareholders having not less than the minimum number of votes required by statute and by the Articles of Incorporation. Shareholders who have not consented in writing have been given notice in accordance with §7.10 and §11.20.
By written consent of ALL shareholders entitled to vote on the action, in accordance with §7.10 and §11.20.
Q4 Systems Corporation	☐	☐	☑
	☐	☐	☐
	☐	☐	☐
	☐	☐	☐
	☐	☐	☐

6.  Not applicable If surviving, new or acquiring Corporation is an Illinois Corporation.

It is agreed that, upon and after the filing of the Articles of Merger, Consolidation or Exchange by the Secretary of State of the State of Illinois:

a.	The surviving, new or acquiring Corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any Corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such Corporation organized under the laws of the State of Illinois against the surviving, new or acquiring Corporation.
b.	The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring Corporation to accept service of process in any such proceedings, and
c.	The surviving, new or acquiring Corporation will promptly pay to the dissenting shareholders of any Corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of The Business Corporation Act of 1983 of the State of Illinois with respect to the rights of dissenting shareholders.

Printed by authority of the Slate of Illinois. March 2007 - 500 - C 195.12

7.  Complete if reporting a merger under §11.30 - 90 percent-owned subsidiary provisions.

a.   The number of outstanding shares of each class of each merging subsidiary Corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent Corporation:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class Owned Immediately Prior to Merger by the Parent Corporation

b. Not applicable to 100 percent-owned subsidiaries.

The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary Corporation was	, Month & Day	. Year

Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary Corporations received?      ☐  Yes        ☐  No

(If "No," duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and the notice of the right to dissent to the shareholders of each merging subsidiary Corporation.)

8.  The undersigned Corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct. All signatures must be in BLACK INK.

Dated	December 10,	2013	Q4 Systems Corp
	Month & Day	Year	Exact Name of Corporation

	/s/ Nandu Thondavadi
	Any Authorized Officer's Signature

	Nandu Thondavadi, CEO
	Name and Title (type or print)

Dated	December 10,	2013	Q4 Consulting, Inc.
	Month & Day	Year	Exact Name of Corporation

	/s/ Nandu Thondavadi
	Any Authorized Officer's Signature

	Nandu Thondavadi, CEO
	Name and Title (type or print)

Dated
	Month & Day	Year	Exact Name of Corporation

Any Authorized Officer's Signature

Name and Title (type or print)

Printed by authority of the State of Illinois. March 2007 - 500 - C 195.12

AGREEMENT AND PLAN OF MERGER
BETWEEN
Q4 CONSULTING, INC
AND
 Q4 SYSTEMS CORPORATION

This AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”) is entered into as of December, 2013, between Q4 Consulting, Inc., a New Jersey corporation (“Disappearing Corporation”) and Q4 Systems Corporation, an Illinois corporation (“Surviving Corporation”). Disappearing Corporation and Surviving Corporation are sometimes collectively referred to in this Agreement as the “Constituent Corporations.”

RECITALS

A.
Surviving Corporation is a corporation organized and existing under the laws of the State of Illinois. As of the date hereof, the authorized capital stock of Surviving Corporation consists of one class of shares, consisting of 200,000,000 shares of Common Stock of which 83,552,958 shares are issued and outstanding;

B.
Disappearing Corporation is a corporation organized and existing under the laws of the State of New Jersey. As of the date hereof, the authorized capital stock of Disappearing Corporation consists of one class of shares, consisting of 1,000 shares of Common Stock having a par value of $0.001 per share, of which 1,000 shares are issued and outstanding;

C.
Disappearing Corporation and Surviving Corporation have deemed it advisable and in the best interests of each of the Constituent Corporations, respectively, and their respective shareholders, that Disappearing Corporation be merged with and into Surviving Corporation (the “Merger”) as authorized by the laws of the States of Illinois and New Jersey and pursuant to the terms and conditions of this Merger Agreement.

D.
Disappearing Corporation has given notice to certain lenders and received consent to the contemplated Merger and Disappearing Corporation and Surviving Corporation have deemed it advisable to amend their prior agreement and plan of merger to have an effective date of January 10, 2014, and January 1, 2014 for accounting purposes only.

In consideration of the foregoing recitals, the covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Merger; Effectiveness. The Disappearing Corporation shall be merged with and into Surviving Corporation pursuant to the applicable provisions of the Illinois Business Corporation Act, and in accordance with the terms and conditions of this

Agreement. Upon the execution by the Constituent Corporations of Articles of Merger incorporating this Merger Agreement and the filing of such Articles of Merger with the Secretary of State of Illinois and upon execution by the Constituent Corporations of a Certificate of Merger incorporating this Merger Agreement and the filing of such Certificate of Merger with the Secretary of State of the State of Illinois, the Merger shall become effective January 10, 2014. For accounting purposes only, the Merger shall be effective January 1, 2014.

2.	Articles of Incorporation. The Certificate of Incorporation of the Surviving Corporation shall, at the Effective Time of the Merger, be the Articles of Incorporation of the Surviving Corporation.

3.	Bylaws. The Bylaws of Surviving Corporation in effect at the Effective Time of the Merger shall be the Bylaws of the Surviving Corporation

4.	Directors and Officers. The directors and officers of the Surviving Corporation immediately after the Effective Time will be as follows:

Nandu Thondavadi - Director and Chief Executive Officer
Dhru Desai – Director and Chief Financial Officer

5.	Exchange of Shares
a.
Exchange Ratio. As of the Effective Time of the Merger, by virtue of the Merger and without any action on the part of the holders thereof: (a) each share of the Disappearing Corporation Common Stock issued and outstanding immediately prior to the Effective Time, will be converted into One (1) share of fully paid and nonassessable shares of Surviving Corporation Common Stock;

b.	No Fractional Shares. No fractional shares of Surviving Corporation Common Stock will be issued in connection with the Merger.
c.
Surrender and Exchange of Outstanding Certificates. Following the closing, the shares of Common Stock of the Disappearing Corporation that are outstanding immediately prior thereto will be surrendered in exchange for the shares of Common Stock of the Surviving Corporation.

6.
Implementation. Each of the Constituent Corporations shall take, or cause to be taken, all action or do, or cause to be done, all things necessary, proper or advisable under the laws of the States of Illinois and New Jersey to consummate and make effective the Merger.

7.	Transfer Agent. The Surviving Corporation shall enter into contract with and retain the transfer agent presently engaged by the Disappearing Corporation.

8.
Amendment. This Merger Agreement may, to the extent permitted by law, be amended, supplemented or interpreted at any time by action taken by the Board of Directors of all the Constituent Corporations; provided, however, that this Merger Agreement may not be amended or supplemented after having been approved by the shareholders of a Constituent Corporation except by a vote or consent of shareholders in accordance with applicable law.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this AGREEMENT AND PLAN OF MERGER as of the date first set forth above.

Q4 Systems Corporation (an Illinois corporation)

Dated: December 10, 2013	By: /s/ Nandu Thondavadi
Its president

Q4 Consulting, Inc. (a New Jersey corporation)

Dated: December 10, 2013	By: /s/ Nandu Thondavadi
Its president

FORM BCA 11.25 (rev. Dec. 2003)
ARTICLES OF MERGER,
CONSOLIDATION OR EXCHANGE
Business Corporation Act

Secretary of State Department of Business Services 501 S. Second St., Rm. 350 Springfield, IL 62756 217-782 6961 www.cyberdriveillinois.com	CP0275049

Remit payment in the form of a
check or money order payable
to Secretary of State.

Filing fee is $100, but  if merger or
consolidation involves more than two
corporations, submit $50 for each
additional corporation.

FILED JAN 10 2014 JESSE WHITE SECRETARY OF STATE	PAID JAN 10 2014 EXPEDITED SECRETARY OF STATE

File # 6898-063-1	Filing Fee: $100.00	Approved: lt

---- Submit in duplicate ----	---- Type or Print clearly in black ink ----	--- Do not write above this line ----

NOTE: Strike inapplicable words in Items 1, 3, 4 and 5.

1. Names of Corporations proposing to	merge ~~consolidate exchange shares~~	and State or Country of incorporation.

Name of Corporation	State or Country of Incorporation	Corporation File Number

Q4 Systems Corporation	Illinois	6898-063-1
Q4 Solutions, Inc.	Illinois	6898-175-1

2.  The laws of the state or country under which each Corporation is incorporated permits such merger, consolidation or exchange.

3. a. Name of the	surviving ~~now acquiring~~	corporation:	Q4 Systems Corporation

b. Corporation shall be governed by the laws of:			Illinois

For more space, attach additional sheets of this size.

4. Plan of	merger ~~consolidation exchange~~	is as follows:

Please see attached Plan of Merger document

Printed by authority of the State of Illinois. March 2007 — 500 — C 195.12

5. The	merger ~~consolidation exchange~~	was approved, as to each Corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois Corporation, as follows:

The following items are not applicable to mergers under §11.30 - 90 percent-owned subsidiary provisions. (See Article 7 on page 3.)

Mark an "X" In one box only for each Illinois Corporation.

Name of Corporation:
By the shareholders, a resolution of the board of directors having been duly adopted and submitted to a vote at a meeting of shareholders. Not less than the minimum number of votes required by statute and by the Articles of Incorporation voted in favor of the action taken. (§11. 20)

By written consent of the shareholders having not less than the minimum number of votes required by statute and by the Articles of Incorporation. Shareholders who have not consented in writing have been given notice in accordance with §7.10 and §11.20.
By written consent of ALL shareholders entitled to vote on the action, in accordance with §7.10 and §11.20.
Q4 Systems Corporation	☐	☐	☑
Q4 Solutions, Inc.	☐	☐	☑
	☐	☐	☐
	☐	☐	☐
	☐	☐	☐

6.  Not applicable If surviving, new or acquiring Corporation is an Illinois Corporation.

It is agreed that, upon and after the filing of the Articles of Merger, Consolidation or Exchange by the Secretary of State of the State of Illinois:

a.	The surviving, new or acquiring Corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any Corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such Corporation organized under the laws of the State of Illinois against the surviving, new or acquiring Corporation.
b.	The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring Corporation to accept service of process in any such proceedings, and
c.	The surviving, new or acquiring Corporation will promptly pay to the dissenting shareholders of any Corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of The Business Corporation Act of 1983 of the State of Illinois with respect to the rights of dissenting shareholders.

Printed by authority of the Slate of Illinois. March 2007 - 500 - C 195.12

7.  Complete if reporting a merger under §11.30 - 90 percent-owned subsidiary provisions.

a.   The number of outstanding shares of each class of each merging subsidiary Corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent Corporation:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class Owned Immediately Prior to Merger by the Parent Corporation

b. Not applicable to 100 percent-owned subsidiaries.

The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary Corporation was	, Month & Day	. Year

Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary Corporations received?      ☐  Yes        ☐  No

(If "No," duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and the notice of the right to dissent to the shareholders of each merging subsidiary Corporation.)

8.  The undersigned Corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct. All signatures must be in BLACK INK.

Dated	December 10,	2013	Q4 Systems Corporation
	Month & Day	Year	Exact Name of Corporation

	/s/ Nandu Thondavadi
	Any Authorized Officer's Signature

	Nandu Thondavadi, CEO
	Name and Title (type or print)

Dated	December 10,	2013	Q4 Solutions, Inc.
	Month & Day	Year	Exact Name of Corporation

	/s/ Nandu Thondavadi
	Any Authorized Officer's Signature

	Nandu Thondavadi, CEO
	Name and Title (type or print)

Dated
	Month & Day	Year	Exact Name of Corporation

Any Authorized Officer's Signature

Name and Title (type or print)

Printed by authority of the State of Illinois. March 2007 - 500 - C 195.12

AGREEMENT AND PLAN OF MERGER
BETWEEN
Q4 SOLUTIONS, INC
AND
 Q4 SYSTEMS CORPORATION

This AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”) is entered into as of December 10, 2013, between Q4 Solutions, Inc., an Illinois corporation (“Disappearing Corporation”) and Q4 Systems Corporation, an Illinois corporation (“Surviving Corporation”). Disappearing Corporation and Surviving Corporation are sometimes collectively referred to in this Agreement as the “Constituent Corporations.”

RECITALS

A.
Surviving Corporation is a corporation organized and existing under the laws of the State of Illinois. As of the date hereof, the authorized capital stock of Surviving Corporation consists of one class of shares, consisting of 200,000,000 shares of Common Stock of which 83,552,958 shares are issued and outstanding;

B.
Disappearing Corporation is a corporation organized and existing under the laws of the State of Illinois. As of the date hereof, the authorized capital stock of Disappearing Corporation consists of one class of shares, consisting of 1,000 shares of Common Stock having a par value of $0.001 per share, of which 1,000 shares are issued and outstanding;

C.
Disappearing Corporation and Surviving Corporation have deemed it advisable and in the best interests of each of the Constituent Corporations, respectively, and their respective shareholders, that Disappearing Corporation be merged with and into Surviving Corporation (the “Merger”) as authorized by the laws of the States of Illinois and pursuant to the terms and conditions of this Merger Agreement.

D.
Disappearing Corporation has given notice to certain lenders and received consent to the contemplated Merger and Disappearing Corporation and Surviving Corporation have deemed it advisable to amend their prior agreement and plan of merger to have an effective date of January 10, 2014, and January 1, 2014 for accounting purposes only.

In consideration of the foregoing recitals, the covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Merger; Effectiveness. The Disappearing Corporation shall be merged with and into Surviving Corporation pursuant to the applicable provisions of the Illinois Business Corporation Act, and in accordance with the terms and conditions of this

Agreement. Upon the execution by the Constituent Corporations of Articles of Merger incorporating this Merger Agreement and the filing of such Articles of Merger with the Secretary of State of Illinois and upon execution by the Constituent Corporations of a Certificate of Merger incorporating this Merger Agreement and the filing of such Certificate of Merger with the Secretary of State of the State of Illinois, the Merger shall become effective January 10, 2014. For accounting purposes only, the Merger shall be effective January 1, 2014.

2.	Articles of Incorporation. The Certificate of Incorporation of the Surviving Corporation shall, at the Effective Time of the Merger, be the Articles of Incorporation of the Surviving Corporation.

3.	Bylaws. The Bylaws of Surviving Corporation in effect at the Effective Time of the Merger shall be the Bylaws of the Surviving Corporation

4.	Directors and Officers. The directors and officers of the Surviving Corporation immediately after the Effective Time will be as follows:

Nandu Thondavadi - Director and Chief Executive Officer
Dhru Desai – Director and Chief Financial Officer

5.	Exchange of Shares
a.
Exchange Ratio. As of the Effective Time of the Merger, by virtue of the Merger and without any action on the part of the holders thereof: (a) each share of the Disappearing Corporation Common Stock issued and outstanding immediately prior to the Effective Time, will be converted into One (1) share of fully paid and nonassessable shares of Surviving Corporation Common Stock;

b.	No Fractional Shares. No fractional shares of Surviving Corporation Common Stock will be issued in connection with the Merger.
c.
Surrender and Exchange of Outstanding Certificates. Following the closing, the shares of Common Stock of the Disappearing Corporation that are outstanding immediately prior thereto will be surrendered in exchange for the shares of Common Stock of the Surviving Corporation.

6.
Implementation. Each of the Constituent Corporations shall take, or cause to be taken, all action or do, or cause to be done, all things necessary, proper or advisable under the laws of the State of Illinois to consummate and make effective the Merger.

7.	Transfer Agent. The Surviving Corporation shall enter into contract with and retain the transfer agent presently engaged by the Disappearing Corporation.

8.
Amendment. This Merger Agreement may, to the extent permitted by law, be amended, supplemented or interpreted at any time by action taken by the Board of Directors of all the Constituent Corporations; provided, however, that this Merger Agreement may not be amended or supplemented after having been approved by the shareholders of a Constituent Corporation except by a vote or consent of shareholders in accordance with applicable law.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this AGREEMENT AND PLAN OF MERGER as of the date first set forth above.

Q4 Systems Corporation (an Illinois corporation)

Dated: December 10, 2013	By: /s/ Nandu Thondavadi
Its president

Q4 Solutions, Inc.

Dated: December 10, 2013	By: /s/ Nandu Thondavadi
Its president

FORM BCA 10.30 (rev. Dec. 2003)
ARTICLES OF AMENDMENT
Business Corporation Act

Secretary of State Department of Business Services Springfield, IL 62756 217-782-1832 www.cyberdriveillinois.com Remit payment in the form of a check or money order payable to Secretary of State.	FILED FEB 21 2014 JESSE WHITE SECRETARY OF STATE	CP0303686	PAID FEB 24 2014 DEPARTMENT OF BUSINESS SERVICES

File #	6898-063-1	Filing Fee: $50	Approved:
---- Submit In duplicate ----	---- Type or Print clearly In black Ink ----		---- Do not write above this line ----

1. Corporate Name (See Note 1on page 4.):	Q4 Systems Corporation

2. Manner of Adoption of Amendment:
The following amendment to the Articles of Incorporation was adopted on	February 10,	2014
in the manner indicated below:	Month & Day	Year

Mark an “X” in one box only.

☐   By a majority of the incorporators, provided no directors were named in the Articles of Incorporation and no directors have been elected. (See Note 2 on page 4.)
☐   By a majority of the board of directors, in accordance with Section 10.10, the Corporation having issued no shares as of the time of adoption of this amendment. (See Note 2 on page 4.)
☐   By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment. (See Note 3 on page 4.)
☑   By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the Articles of Incorporation were voted in favor of the amendment. (See Note 4 on page 4.)
☐   By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution or the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the Articles of Incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10. (See Notes 4 and 5 on page 4.)
☐   By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment. (See Note 5 on page 4.)

3.  Text of Amendment:
a.    When amendment effects a name change, insert the New Corporate Name below. Use page 2 for all other amendments
Article I: Name of the Corporation:	Quadrant 4 System Corporation
New Name

(All changes other than name include on page 2.)

Printed by authority of the State of Illinois. February 2008 - 5M - C 173.14

Text of Amendment

b.  If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety.
For more space, attach additional sheets of this size.

Article 4 is amended as follows:

Common           $0.001                    200,000,000

4.  The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows (if not applicable, insert "No change"):

83,552,958 common with no par value cancelled and reissued with $0.001 par value. Giving effect to this amendment, the exchange would result in the corporation having 83,552,958 shares of stock at $0.001 par value.

5.  a.   The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital is as follows (if not applicable, insert “No change”):
(Paid-In capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.)

No Change

b.  The amount of paid-in capital as changed by this amendment is as follows (if not applicable, insert “No change”): (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.) (See Note 6 on page 4.)

	Before Amendment	After Amendment
Paid-in Capital:	$ N/C	$ N/C

Complete either Item 6 or Item 7 below. All signatures must be in BLACK INK.

6.  The undersigned Corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct.

Dated	February 10,	2014	Q4 Systems Corporation
	Month & Day	Year	Exact Name of Corporation

	/s/ Nandu Thondavadi
	Any Authorized Officer's Signature

	Nandu Thondavadi, President
	Name and Title (type or print)

7.  If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

OR

If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers. a majority of the directors, or such directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true and correct.

Dated
	Month & Day	Year

Form BCA-14.35 (Rev. Jan. 2003)	Report Following Merger or Consolidation	File #: 6898-063-1
DO NOT SEND CASH
Secretary of State Department of Business Services Springfield, IL 62756 217-782-6961 www.cyberdrivehlinois.com	FILED APR 21 2014 JESSE WHITE SECRETARY OF STATE	This space for use by Secretary of State Date: 4-21-14 Franchise Tax: $ Filing Fee: $5
Remit payment in the form of a check or money order, payable to Secretary of State.		Penalty: $ Interest: $ Approved: RTC

1. Corporate Name:	Q4 Systems Corporation	CP0387328

2. State or Country of Incorporation:	Illinois

3.  Issued shares of each corporation party to the merger prior to the merger:

Corporation	Class	Series	Par Value	Number of Shares
Q4 Systems Corporation	Common		$0.001	83,552,958
Q4 Solutions, Inc.	Common		0	1,000

4.  Paid-in Capital of each corporation party to the merger prior to the merger.

Corporation	Paid-in Capital

Q4 Systems Corporation (4)	$20,119,635.00
Q4 Solutions, Inc. (4) 6898-175-1	$1,100
$
$

5.  Description of merger: (include effective date and brief explanation of the conversion as stated in the plan of merger.)
Effective Date: 1/10/2014; For accounting purposes only – 1/1/2014
Q4 Solutions, Inc. will be the disappearing corporation with its shares being swapped one for one of Q4 Systems Corporation, the surviving corporation

6.  Issued shares after merger:

Class	Series	Par Value	Number of Shares

Common		$0.001	83,552,958

7.  Paid-in Capital of the surviving or new corporation:  $20,120,735
(“Paid-in Capital” replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.)

ITEM 8 MUST BE SIGNED

8.  The undersigned corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct.

Dated	March 3,	2014	Q4 Systems Corporation
	Month & Day	Year	Exact Name of Corporation

	/s/ Nandu Thondavadi
	Any Authorized Officer's Signature

	Nandu Thondavadi, President
	Name and Title (type or print)

Printed by authority of the State of Illinois. June 2006 - 5M - C 243.3
PAID APR 22 2014 DEPARTMENT OF BUSINESS SERVICES

Form BCA-14.35 (Rev. Jan. 2003)	Report Following Merger or Consolidation	File #: 6898-063-1
DO NOT SEND CASH
Secretary of State Department of Business Services Springfield, IL 62756 217-782-6961 www.cyberdrivehlinois.com	FILED APR 21 2014 JESSE WHITE SECRETARY OF STATE	This space for use by Secretary of State Date: 4-21-14 Franchise Tax: $ Filing Fee: $5
Remit payment in the form of a check or money order, payable to Secretary of State.		Penalty: $ Interest: $ Approved: RJE

1. Corporate Name:	Q4 Systems Corporation

2. State or Country of Incorporation:	Illinois

3.  Issued shares of each corporation party to the merger prior to the merger:

Corporation	Class	Series	Par Value	Number of Shares
Q4 Systems Corporation	Common		$0.001	83,552,958
Q4 Consulting, Inc.	Common		$0.001	1,000

4.  Paid-in Capital of each corporation party to the merger prior to the merger.

Corporation	Paid-in Capital

Q4 Systems Corporation (4)	$20,120,735.00
Q4 Consulting, Inc. NR	$1,000
$
$
$

5.  Description of merger: (include effective date and brief explanation of the conversion as stated in the plan of merger.)
Effective Date: 1/10/2014; For accounting purposes only - 1/1/2014
Q4 Consulting, Inc. will be the disappearing corporation with its shares being swapped one for one of Q4 Systems Corporation, the surviving corporation

6.  Issued shares after merger:

Class	Series	Par Value	Number of Shares

Common		$0.001	83,552,958

7.  Paid-in Capital of the surviving or new corporation:  $20,121,735
(“Paid-in Capital” replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.)

ITEM 8 MUST BE SIGNED

8.  The undersigned corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct.

Dated	March 3,	2014	Q4 Systems Corporation
	Month & Day	Year	Exact Name of Corporation

	/s/ Nandu Thondavadi
	Any Authorized Officer's Signature

	Nandu Thondavadi, President
	Name and Title (type or print)

Printed by authority of the State of Illinois. June 2006 - 5M - C 243.3
PAID APR 22 2014 DEPARTMENT OF BUSINESS SERVICES

FORM BCA 11.25 (rev. Dec. 2003)
ARTICLES OF MERGER,
CONSOLIDATION OR EXCHANGE
Business Corporation Act

Secretary of State Department of Business Services 501 S. Second St., Rm. 350 Springfield, IL 62756 217-782 6961 www.cyberdriveillinois.com

Remit payment in the form of a
check or money order payable
to Secretary of State.

Filing fee is $100, but  if merger or
consolidation involves more than two
corporations, submit $50 for each
additional corporation.
FILED DEC 23 2014 JESSE WHITE SECRETARY OF STATE	PAID DEC 23 2014 EXPEDITED SECRETARY OF STATE

File # 6898-063-1	Filing Fee: $100.00	Approved: lt

---- Submit in duplicate ----	---- Type or Print clearly in black ink ----	--- Do not write above this line ----

NOTE: Strike inapplicable words in Items 1, 3, 4 and 5.	CD0170011
1. Names of Corporations proposing to	merge ~~consolidate exchange shares~~	and State or Country of incorporation.

Name of Corporation	State or Country of Incorporation	Corporation File Number

Quadrant 4 System Corporation	IL	6898-063-1
Quadrant 4 Media, Inc.	IL	6890-369-3

2.  The laws of the state or country under which each Corporation is incorporated permits such merger, consolidation or exchange.

3. a. Name of the	surviving ~~now acquiring~~	corporation:	Quadrant 4 System Corporation

b. Corporation shall be governed by the laws of:			Illinois

For more space, attach additional sheets of this size.

4. Plan of	merger ~~consolidation exchange~~	is as follows:

Please see attached Plan of Merger document

Printed by authority of the State of Illinois. March 2007 — 500 — C 195.12

5. The	merger ~~consolidation exchange~~	was approved, as to each Corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois Corporation, as follows:

The following items are not applicable to mergers under §11.30 - 90 percent-owned subsidiary provisions. (See Article 7 on page 3.)

Mark an "X" In one box only for each Illinois Corporation.

Name of Corporation:
By the shareholders, a resolution of the board of directors having been duly adopted and submitted to a vote at a meeting of shareholders. Not less than the minimum number of votes required by statute and by the Articles of Incorporation voted in favor of the action taken. (§11. 20)

By written consent of the shareholders having not less than the minimum number of votes required by statute and by the Articles of Incorporation. Shareholders who have not consented in writing have been given notice in accordance with §7.10 and §11.20.
By written consent of ALL shareholders entitled to vote on the action, in accordance with §7.10 and §11.20.
Quadrant 4 System Corporation	☐	☐	☑
Quadrant 4 Media, Inc.	☐	☐	☑
	☐	☐	☐
	☐	☐	☐
	☐	☐	☐

6.  Not applicable If surviving, new or acquiring Corporation is an Illinois Corporation.

It is agreed that, upon and after the filing of the Articles of Merger, Consolidation or Exchange by the Secretary of State of the State of Illinois:

a.	The surviving, new or acquiring Corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any Corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such Corporation organized under the laws of the State of Illinois against the surviving, new or acquiring Corporation.
b.	The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring Corporation to accept service of process in any such proceedings, and
c.	The surviving, new or acquiring Corporation will promptly pay to the dissenting shareholders of any Corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of The Business Corporation Act of 1983 of the State of Illinois with respect to the rights of dissenting shareholders.

Printed by authority of the Slate of Illinois. March 2007 - 500 - C 195.12

7.  Complete if reporting a merger under §11.30 - 90 percent-owned subsidiary provisions.

a.   The number of outstanding shares of each class of each merging subsidiary Corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent Corporation:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class Owned Immediately Prior to Merger by the Parent Corporation

b. Not applicable to 100 percent-owned subsidiaries.

The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary Corporation was	, Month & Day	. Year

Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary Corporations received?      ☐  Yes        ☐  No

(If "No," duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and the notice of the right to dissent to the shareholders of each merging subsidiary Corporation.)

8.  The undersigned Corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct. All signatures must be in BLACK INK.

Dated	December 22,	2014	Quadrant 4 System Corporation
	Month & Day	Year	Exact Name of Corporation

	/s/ Nandu Thondavadi
	Any Authorized Officer's Signature

	Nandu Thondavadi, President
	Name and Title (type or print)

Dated	December 22,	2014	Quadrant 4 Media, Inc.
	Month & Day	Year	Exact Name of Corporation

	/s/ Nandu Thondavadi
	Any Authorized Officer's Signature

	Nandu Thondavadi, President
	Name and Title (type or print)

Dated
	Month & Day	Year	Exact Name of Corporation

Any Authorized Officer's Signature

Name and Title (type or print)

Printed by authority of the State of Illinois. March 2007 - 500 - C 195.12

AGREEMENT AND PLAN OF MERGER
BETWEEN
QUADRANT 4 SYSTEM CORPORATION
AND
 QUADRANT 4 MEDIA, INC.

This AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”) is entered into as of December 22, 2014, between Quadrant 4 System Corporation an Illinois corporation (“Surviving Corporation”) and Quadrant 4 Media, Inc., an Illinois corporation (“Disappearing Corporation”). Disappearing Corporation and Surviving Corporation are sometimes collectively referred to in this Agreement as the “Constituent Corporations.”

RECITALS

A.
Surviving Corporation is a corporation organized and existing under the laws of the State of Illinois. As of the date hereof, the authorized capital stock of Surviving Corporation consists of one class of shares, consisting of 200,000,000 shares of Common Stock with a par value of $0.001 per share;

B.
Disappearing Corporation is a corporation organized and existing under the laws of the State of Illinois. As of the date hereof, the authorized capital stock of Disappearing Corporation consists of one class of shares, consisting of 1,000 shares of Common Stock;

C.
Disappearing Corporation and Surviving Corporation have deemed it advisable and in the best interests of each of the Constituent Corporations, respectively, and their respective shareholders, that Disappearing Corporation be merged with and into Surviving Corporation (the “Merger”) as authorized by the laws of the State of Illinois and pursuant to the terms and conditions of this Merger Agreement.

In consideration of the foregoing recitals, the covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Merger; Effectiveness. The Disappearing Corporation shall be merged with and into Surviving Corporation pursuant to the applicable provisions of the Illinois Business Corporation Act, and in accordance with the terms and conditions of this Agreement. Upon the execution by the Constituent Corporations of Articles of Merger incorporating this Merger Agreement and the filing of such Articles of Merger with the Secretary of State of Illinois, the Merger shall become effective January 1, 2015.

2.	Articles of Incorporation. The Certificate of Incorporation of the Surviving Corporation shall, at the Effective Time of the Merger, be the Articles of Incorporation of the Surviving Corporation.

3.	Bylaws. The Bylaws of Surviving Corporation in effect at the Effective Time of the Merger shall be the Bylaws of the Surviving Corporation

4.	Directors and Officers. The directors and officers of the Surviving Corporation immediately after the Effective Time will be as follows:

Nandu Thondavadi –  President and Director
Dhru Desai –                 Secretary and Director

5.	Exchange of Shares
a.
Exchange Ratio. As of the Effective Time of the Merger, by virtue of the Merger and without any action on the part of the holders thereof: (a) each share of the Disappearing Corporation Common Stock issued and outstanding immediately prior to the Effective Time, will be converted into One (1) share of fully paid and nonassessable shares of Surviving Corporation Common Stock;

b.	No Fractional Shares. No fractional shares of Surviving Corporation Common Stock will be issued in connection with the Merger.
c.
Surrender and Exchange of Outstanding Certificates. Following the closing, the shares of Common Stock of the Disappearing Corporation that are outstanding immediately prior thereto will be surrendered in exchange for the shares of Common Stock of the Surviving Corporation.

6.
Implementation. Each of the Constituent Corporations shall take, or cause to be taken, all action or do, or cause to be done, all things necessary, proper or advisable under the laws of the State of Illinois to consummate and make effective the Merger.

7.
Amendment. This Merger Agreement may, to the extent permitted by law, be amended, supplemented or interpreted at any time by action taken by the Board of Directors of all the Constituent Corporations; provided, however, that this Merger Agreement may not be amended or supplemented after having been approved by the shareholders of a Constituent Corporation except by a vote or consent of shareholders in accordance with applicable law and then only prior to the filing of the Articles of Merger.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this AGREEMENT AND PLAN OF MERGER as of the date first set forth above.

Quadrant 4 System Corporation (an Illinois corporation)

Dated: December 22, 2014	By: /s/ Nandu Thondavadi
Its president

Quadrant 4 Media, Inc. (an Illinois corporation)

Dated: December 22, 2014	By: /s/ Nandu Thondavadi
Its president

FORM BCA 11.25 (rev. Dec. 2003)
ARTICLES OF MERGER,
CONSOLIDATION OR EXCHANGE
Business Corporation Act

Secretary of State Department of Business Services 501 S. Second St., Rm. 350 Springfield, IL 62756 217-782 6961 www.cyberdriveillinois.com

Remit payment in the form of a
check or money order payable
to Secretary of State.

Filing fee is $100, but  if merger or
consolidation involves more than two
corporations, submit $50 for each
additional corporation.
FILED DEC 23 2014 JESSE WHITE SECRETARY OF STATE	PAID DEC 23 2014 EXPEDITED SECRETARY OF STATE

File # 6898-063-1	Filing Fee: $100.00	Approved: lt

---- Submit in duplicate ----	---- Type or Print clearly in black ink ----	--- Do not write above this line ----

NOTE: Strike inapplicable words in Items 1, 3, 4 and 5.

1. Names of Corporations proposing to	merge ~~consolidate exchange shares~~	and State or Country of incorporation.

Name of Corporation	State or Country of Incorporation	Corporation File Number

Quadrant 4 System Corporation	IL	6898-063-1
Quadrant 4 Cloud, Inc.	IL	6890-365-5

2.  The laws of the state or country under which each Corporation is incorporated permits such merger, consolidation or exchange.

3. a. Name of the	surviving ~~now acquiring~~	corporation:	Quadrant 4 System Corporation

b. Corporation shall be governed by the laws of:			Illinois

For more space, attach additional sheets of this size.

4. Plan of	merger ~~consolidation exchange~~	is as follows:

Please see attached Plan of Merger document

Printed by authority of the State of Illinois. March 2007 — 500 — C 195.12

5. The	merger ~~consolidation exchange~~	was approved, as to each Corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois Corporation, as follows:

The following items are not applicable to mergers under §11.30 - 90 percent-owned subsidiary provisions. (See Article 7 on page 3.)

Mark an "X" In one box only for each Illinois Corporation.

Name of Corporation:
By the shareholders, a resolution of the board of directors having been duly adopted and submitted to a vote at a meeting of shareholders. Not less than the minimum number of votes required by statute and by the Articles of Incorporation voted in favor of the action taken. (§11. 20)

By written consent of the shareholders having not less than the minimum number of votes required by statute and by the Articles of Incorporation. Shareholders who have not consented in writing have been given notice in accordance with §7.10 and §11.20.
By written consent of ALL shareholders entitled to vote on the action, in accordance with §7.10 and §11.20.
Quadrant 4 System Corporation	☐	☐	☑
Quadrant 4 Cloud, Inc.	☐	☐	☑
	☐	☐	☐
	☐	☐	☐
	☐	☐	☐

6.  Not applicable If surviving, new or acquiring Corporation is an Illinois Corporation.

It is agreed that, upon and after the filing of the Articles of Merger, Consolidation or Exchange by the Secretary of State of the State of Illinois:

a.	The surviving, new or acquiring Corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any Corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such Corporation organized under the laws of the State of Illinois against the surviving, new or acquiring Corporation.
b.	The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring Corporation to accept service of process in any such proceedings, and
c.	The surviving, new or acquiring Corporation will promptly pay to the dissenting shareholders of any Corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of The Business Corporation Act of 1983 of the State of Illinois with respect to the rights of dissenting shareholders.

Printed by authority of the Slate of Illinois. March 2007 - 500 - C 195.12

7.  Complete if reporting a merger under §11.30 - 90 percent-owned subsidiary provisions.

a.   The number of outstanding shares of each class of each merging subsidiary Corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent Corporation:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class Owned Immediately Prior to Merger by the Parent Corporation

b. Not applicable to 100 percent-owned subsidiaries.

The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary Corporation was	, Month & Day	. Year

Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary Corporations received?      ☐  Yes        ☐  No

(If "No," duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and the notice of the right to dissent to the shareholders of each merging subsidiary Corporation.)

8.  The undersigned Corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct. All signatures must be in BLACK INK.

Dated	December 22,	2014	Quadrant 4 System Corporation
	Month & Day	Year	Exact Name of Corporation

	/s/ Nandu Thondavadi
	Any Authorized Officer's Signature

	Nandu Thondavadi, President
	Name and Title (type or print)

Dated	December 22,	2014	Quadrant 4 Cloud, Inc.
	Month & Day	Year	Exact Name of Corporation

	/s/ Nandu Thondavadi
	Any Authorized Officer's Signature

	Nandu Thondavadi, President
	Name and Title (type or print)

Dated
	Month & Day	Year	Exact Name of Corporation

Any Authorized Officer's Signature

Name and Title (type or print)

Printed by authority of the State of Illinois. March 2007 - 500 - C 195.12

AGREEMENT AND PLAN OF MERGER
BETWEEN
QUADRANT 4 SYSTEM CORPORATION
AND
 QUADRANT 4 CLOUD, INC.

This AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”) is entered into as of December 22, 2014, between Quadrant 4 System Corporation an Illinois corporation (“Surviving Corporation”) and Quadrant 4 Cloud, Inc., an Illinois corporation (“Disappearing Corporation”). Disappearing Corporation and Surviving Corporation are sometimes collectively referred to in this Agreement as the “Constituent Corporations.”

RECITALS

A.
Surviving Corporation is a corporation organized and existing under the laws of the State of Illinois. As of the date hereof, the authorized capital stock of Surviving Corporation consists of one class of shares, consisting of 200,000,000 shares of Common Stock with a par value of $0.001 per share;

B.
Disappearing Corporation is a corporation organized and existing under the laws of the State of Illinois. As of the date hereof, the authorized capital stock of Disappearing Corporation consists of one class of shares, consisting of 1,000 shares of Common Stock;

C.
Disappearing Corporation and Surviving Corporation have deemed it advisable and in the best interests of each of the Constituent Corporations, respectively, and their respective shareholders, that Disappearing Corporation be merged with and into Surviving Corporation (the “Merger”) as authorized by the laws of the State of Illinois and pursuant to the terms and conditions of this Merger Agreement.

In consideration of the foregoing recitals, the covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Merger; Effectiveness. The Disappearing Corporation shall be merged with and into Surviving Corporation pursuant to the applicable provisions of the Illinois Business Corporation Act, and in accordance with the terms and conditions of this Agreement. Upon the execution by the Constituent Corporations of Articles of Merger incorporating this Merger Agreement and the filing of such Articles of Merger with the Secretary of State of Illinois, the Merger shall become effective January 1, 2015.

2.	Articles of Incorporation. The Certificate of Incorporation of the Surviving Corporation shall, at the Effective Time of the Merger, be the Articles of Incorporation of the Surviving Corporation.

3.	Bylaws. The Bylaws of Surviving Corporation in effect at the Effective Time of the Merger shall be the Bylaws of the Surviving Corporation

4.	Directors and Officers. The directors and officers of the Surviving Corporation immediately after the Effective Time will be as follows:

Nandu Thondavadi –  President and Director
Dhru Desai –                Secretary and Director

5.	Exchange of Shares
a.
Exchange Ratio. As of the Effective Time of the Merger, by virtue of the Merger and without any action on the part of the holders thereof: (a) each share of the Disappearing Corporation Common Stock issued and outstanding immediately prior to the Effective Time, will be converted into One (1) share of fully paid and nonassessable shares of Surviving Corporation Common Stock;

b.	No Fractional Shares. No fractional shares of Surviving Corporation Common Stock will be issued in connection with the Merger.
c.
Surrender and Exchange of Outstanding Certificates. Following the closing, the shares of Common Stock of the Disappearing Corporation that are outstanding immediately prior thereto will be surrendered in exchange for the shares of Common Stock of the Surviving Corporation.

6.
Implementation. Each of the Constituent Corporations shall take, or cause to be taken, all action or do, or cause to be done, all things necessary, proper or advisable under the laws of the State of Illinois to consummate and make effective the Merger.

7.
Amendment. This Merger Agreement may, to the extent permitted by law, be amended, supplemented or interpreted at any time by action taken by the Board of Directors of all the Constituent Corporations; provided, however, that this Merger Agreement may not be amended or supplemented after having been approved by the shareholders of a Constituent Corporation except by a vote or consent of shareholders in accordance with applicable law and then only prior to the filing of the Articles of Merger.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this AGREEMENT AND PLAN OF MERGER as of the date first set forth above.

Quadrant 4 System Corporation (an Illinois corporation)

Dated: December 22, 2014	By: /s/ Nandu Thondavadi
Its president

Quadrant 4 Cloud, Inc. (an Illinois corporation)

Dated: December 22, 2014	By: /s/ Nandu Thondavadi
Its president

Form BCA-14.35 (rev. Dec. 2014) Report Following Merger or Consolidation Business Corporation Act	#1	FILED MAY 12 2015 JESSE WHITE SECRETARY OF STATE	PAID MAY 12 2015 EXPEDITED SECRETARY OF STATE
Department of Business Services 501 S. Second St. Rm. 350 Springfield, IL 62756 217-782-6961 www.cyberdrivehlinois.com	File #: 6898-063-1
Payment must be made by check or money order payable to Secretary of State.		Approved:
Date:	Franchise Tax: $	Filing Fee: $5 Penalty: $ Interest: $

---- Type or Print clearly in black ink----		---- Do not write above this line ----

1. Corporate Name:	Quadrant 4 System Corporation	CD0070705

2. State or Country of Incorporation:	IL

3.	Issued shares of each corporation party to the merger prior to the merger:

Corporation	Class	Series	Par Value	Number of Shares
Quadrant 4 System Corporation	Common		$0.001	83,552,958
Quadrant 4 Media, Inc.	Common			1,000

4.	Paid-in Capital of each corporation party to the merger prior to the merger:

Corporation	Paid-in Capital
Quadrant 4 System Corporation (4)	$20,121,735
Quadrant 4 Media, Inc. - 6890-396-3 (1)	$100

5.	Description of merger: (Include effective date and brief explanation of the conversion as stated in the plan of merger.)
Effective Date: 1/1/2015; Quadrant 4 Media, Inc. is the disappearing corporation.
Each share of the Disappearing Corporation Common Stock issued and outstanding immediately prior to the Effective Time will be converted into 1 share of fully paid and nonassessable shares of Surviving Corporation Common stock.

6.	Issued shares after merger:

Class	Series	Par Value	Number of Shares
Common		$0.001	83,552,958

7.	Paid-in Capital of the surviving or new corporation: $ 20,121,835
("Paid-in Capital" replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.)

ITEM 8 MUST BE SIGNED

8.	The undersigned corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct.

Dated:	February 28	2015	Quadrant 4 System Corporation
	Month & Day	Year	Exact Name of Corporation

	/s/ Nandu Thondavadi
	Any Authorized Officer’s Signature

	Nandu Thondavadi, President
	Name and Title (type or print)

Printed by authority of the State of Illinois. January 2015— 1 — C 243.4

Form BCA-14.35 (rev. Dec. 2014) Report Following Merger or Consolidation Business Corporation Act	#2	FILED MAY 12 2015 JESSE WHITE SECRETARY OF STATE	PAID MAY 12 2015 EXPEDITED SECRETARY OF STATE
Department of Business Services 501 S. Second St. Rm. 350 Springfield, IL 52756 217-782-6961 www.cyberdrivehlinois.com	File #:
Payment must be made by check or money order payable to Secretary of State.		Approved:
Date:	Franchise Tax: $	Filing Fee: $5 Penalty: $ Interest: $

---- Type or Print clearly in black ink----		---- Do not write above this line ----

1. Corporate Name:	Quadrant 4 System Corporation

2. State or Country of Incorporation:	IL

3.	Issued shares of each corporation party to the merger prior to the merger:

Corporation	Class	Series	Par Value	Number of Shares
Quadrant 4 System Corporation	Common		$0.001	83,552,958
Quadrant 4 Cloud, Inc.	Common			1,000

4.	Paid-in Capital of each corporation party to the merger prior to the merger:

Corporation	Paid-in Capital
Quadrant 4 System Corporation	$20,121,835
Quadrant 4 Cloud, Inc.	$100

5.	Description of merger: (Include effective date and brief explanation of the conversion as stated in the plan of merger.)
Effective Date: 1/1/2015; Quadrant 4 Cloud, Inc. is the disappearing corporation.
Each share of the Disappearing Corporation Common Stock issued and outstanding immediately prior to the Effective Time will be converted into 1 share of fully paid and nonassessable shares of Surviving Corporation Common stock.

6.	Issued shares after merger:

Class	Series	Par Value	Number of Shares
Common		$0.001	83,552,958

7.	Paid-in Capital of the surviving or new corporation: $ 20,121,935
("Paid-in Capital" replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.)

ITEM 8 MUST BE SIGNED

8.	The undersigned corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct.

Dated:	February 28	2015	Quadrant 4 System Corporation
	Month & Day	Year	Exact Name of Corporation

	/s/ Nandu Thondavadi
	Any Authorized Officer’s Signature

	Nandu Thondavadi, President
	Name and Title (type or print)

Printed by authority of the State of Illinois. January 2015— 1 — C 243.4

FORM BCA 11.25 (rev. Dec. 2003)
ARTICLES OF MERGER,
CONSOLIDATION OR EXCHANGE
Business Corporation Act

Secretary of State
Department of Business Services
Springfield, IL 62756
217-782-6961
www.cyberdriveillinois.com

Remit payment in the form of a
check or money order payable
to Secretary of State.

Filing fee is $100, but if merger or
consolidation involves more than two
corporations, submit $50 for each
additional corporation.

FILED MAR 25 2016 JESSE WHITE SECRETARY OF STATE	PAID MAR 25 2016 DEPARTMENT OF BUSINESS SERVICES CD0190688

File # 6898-063-1	Filing Fee: $100.00	Approved: lt

---- Submit in duplicate ----	---- Type or Print clearly in black ink ----	---- Do not write above this line ----

NOTE: Strike inapplicable words in Items 1, 3, 4 and 5.

1. Names of Corporations proposing to	merge ~~consolidate exchange shares~~	and State or Country of incorporation.

Name of Corporation	State or Country of Incorporation	Corporation File Number

Quadrant 4 System Corporation	IL	6898-063-1
DialedIN, Inc.	DE	NR

2.  The laws of the slate or country under which each Corporation is incorporated permits such merger, consolidation or exchange.

3. a. Name of the	surviving ~~now acquiring~~	corporation:	Quadrant 4 System Corporation

b. Corporation shall be governed by the laws of:			IL

For more space, attach additional sheets of this size.

4. Plan of	merger ~~consolidation exchange~~	is as follows:

Please see attached Plan of Merger document

Printed by authority of the State of Illinois. January 2015 — 1 — C 195.13

5. The	merger ~~consolidation exchange~~	was approved, as to each Corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois Corporation, as follows:

The following items are not applicable to mergers under §11.30 - 90 percent-owned subsidiary provisions. (See Article 7 on page 3.)

Mark an "X" In one box only for each Illinois Corporation.

Name of Corporation:
By the shareholders, a resolution of the board of directors having been duly adopted and submitted to a vote at a meeting of shareholders. Not less than the minimum number of votes required by statute and by the Articles of Incorporation voted in favor of the action taken. (§11. 20)

By written consent of the shareholders having not less than the minimum number of votes required by statute and by the Articles of Incorporation. Shareholders who have not consented in writing have been given notice in accordance with §7.10 and §11.20.
By written consent of ALL shareholders entitled to vote on the action, in accordance with §7.10 and §11.20.
Quadrant 4 System Corporation	☐	☐	☑
	☐	☐	☐
	☐	☐	☐
	☐	☐	☐
	☐	☐	☐

6.  Not applicable If surviving, new or acquiring Corporation is an Illinois Corporation.

It is agreed that, upon and after the filing of the Articles of Merger, Consolidation or Exchange by the Secretary of State of the State of Illinois:

a.	The surviving, new or acquiring Corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any Corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such Corporation organized under the laws of the State of Illinois against the surviving, new or acquiring Corporation.
b.	The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring Corporation to accept service of process in any such proceedings, and
c.	The surviving, new or acquiring Corporation will promptly pay to the dissenting shareholders of any Corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of The Business Corporation Act of 1983 of the State of Illinois with respect to the rights of dissenting shareholders.

7.  Complete if reporting a merger under §11.30 - 90 percent-owned subsidiary provisions.

a.   The number of outstanding shares of each class of each merging subsidiary Corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent Corporation:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class Owned Immediately Prior to Merger by the Parent Corporation

b. Not applicable to 100 percent-owned subsidiaries.

The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary Corporation was	, Month & Day	. Year

Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary Corporations received?      ☐  Yes        ☐  No

(If "No," duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and the notice of the right to dissent to the shareholders of each merging subsidiary Corporation.)

8.  The undersigned Corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct. All signatures must be in BLACK INK.

Dated	January 10	2016	Quadrant 4 System Corporation
	Month & Day	Year	Exact Name of Corporation

	/s/ Nandu Thondavadi
	Any Authorized Officer's Signature

	Nandu Thondavadi, President & CEO
	Name and Title (type or print)

Dated	January 10	2016	DialedIN, Inc.
	Month & Day	Year	Exact Name of Corporation

	/s/ Nandu Thondavadi
	Any Authorized Officer's Signature

	Nandu Thondavadi, President & CEO
	Name and Title (type or print)

Dated
	Month & Day	Year	Exact Name of Corporation

Any Authorized Officer's Signature

Name and Title (type or print)

AGREEMENT AND PLAN OF MERGER
BETWEEN
QUADRANT 4 SYSTEM CORPORATION
AND
 DIALEDIN, INC.

This AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”) is entered into as of December 1, 2015, between Quadrant 4 System Corporation an Illinois corporation (“Surviving Corporation”) and DialedIN, Inc., a Delaware corporation (“Disappearing Corporation”). Disappearing Corporation and Surviving Corporation are sometimes collectively referred to in this Agreement as the “Constituent Corporations.”
RECITALS
A.
Surviving Corporation is a corporation organized and existing under the laws of the State of Illinois. As of the date hereof, the authorized capital stock of Surviving Corporation consists of one class of shares, consisting of 200,000,000 shares of Common Stock with a par value of $0.001 per share;

B.
Disappearing Corporation is a corporation organized and existing under the laws of the State of Delaware. As of the date hereof, the authorized capital stock of Disappearing corporation consists of one class of shares, consisting of 1,000 shares of Common Stock with a par value of $0.001 per share;

C.
Disappearing Corporation and Surviving Corporation have deemed it advisable and in the best interests of each of the Constituent Corporations, respectively, and their respective shareholders, that Disappearing Corporation be merged with and into Surviving Corporation (the “Merger”) as authorized by the laws of the State of Illinois and pursuant to the terms and conditions of this Merger Agreement.

In consideration of the foregoing recitals, the covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.
Merger; Effectiveness. The Disappearing Corporation shall be merged with and into Surviving Corporation pursuant to the applicable provisions of the Illinois Business Corporation Act, and in accordance with the terms and conditions of this Agreement. Upon the execution by the Constituent Corporations of Articles of Merger incorporating this Merger Agreement and the filing of such Articles of Merger with the Secretary of State of Illinois, the Merger shall become effective December 1, 2015, for accounting purposes only.

2.	Articles of Incorporation. The Certificate of Incorporation of the Surviving Corporation shall, at the Effective Time of the Merger, be the Articles of Incorporation of the Surviving Corporation.
3.	Bylaws. The Bylaws of Surviving Corporation in effect at the Effective Time of the Merger shall be the Bylaws of the Surviving Corporation
4.	Directors and Officers. The directors and officers of the Surviving Corporation immediately after the Effective Time will be as follows:
Nandu Thondavadi – President and Director
Dhru Desai – Secretary and Director

5.	Exchange of Shares
a.
Exchange Ratio. As of the Effective Time of the Merger, by virtue of the Merger and without any action on the part of the holders thereof: (a) each share of the Disappearing Corporation Common Stock issued and outstanding immediately prior to the Effective Time, will be converted into One (1) share of fully paid and nonassessable shares of Surviving Corporation Common Stock;

b.	No Fractional Shares. No fractional shares of Surviving Corporation Common Stock will be issued in connection with the Merger.
c.
Surrender and Exchange of Outstanding Certificates. Following the closing, the shares of Common Stock of the Disappearing Corporation that are outstanding immediately prior thereto will be surrendered in exchange for the shares of Common Stock of the Surviving Corporation.

6.
Implementation. Each of the Constituent Corporations shall take, or cause to be taken, all action or do, or cause to be done, all things necessary, proper or advisable under the laws of the State of Illinois to consummate and make effective the Merger.

7.
Amendment. This Merger Agreement may, to the extent permitted by law, be amended, supplemented or interpreted at any time by action taken by the Board of Directors of all the Constituent Corporations; provided, however, that this Merger Agreement may not be amended or supplemented after having been approved by the shareholders of a Constituent Corporation except by a vote or consent of shareholders in accordance with applicable law and then only prior to the filing of the Articles of Merger.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this AGREEMENT AND PLAN OF MERGER as of the date first set forth above.

Quadrant 4 System Corporation (an Illinois corporation)

Dated: December 1, 2015	By: /s/ Nandu Thondavadi
Its president

DialedIn, Inc. (a Delaware corporation)

Dated: December 1, 2015	By: /s/ Nandu Thondavadi
Its president

Form BCA-14.35 (rev. Dec. 2014) Report Following Merger or Consolidation Business Corporation Act	CD0235256	PAID MAY 25 2016 DEPARTMENT OF BUSINESS SERVICES	FILED MAY 24 2016 JESSE WHITE SECRETARY OF STATE

Department of Business Services 501 S. Second St. Rm. 350 Springfield, IL 62756 217-782-6961 www.cyberdrivehlinois.com	File #: 68980631
Payment must be made by check or money order payable to Secretary of State.		Approved: JK
Date: 5/24/16	Franchise Tax: $ Filing Fee: $5	Penalty: $ Interest: $

---- Type or Print clearly in black ink----		---- Do not write above this line ----

1. Corporate Name:	Quadrant 4 System Corporation

2. State or Country of Incorporation:	IL

3.	Issued shares of each corporation party to the merger prior to the merger:

Corporation	Class	Series	Par Value	Number of Shares
Quadrant 4 System Corporation	Common		$0.001	83,552,958
DialedIn, Inc.	Common			1,000

4.	Paid-in Capital of each corporation party to the merger prior to the merger:

Corporation	Paid-in Capital
Quadrant 4 System Corporation 4(IL) .002539	$20,121,935
DialedIn, Inc. NR	$100

5.	Description of merger: (Include effective date and brief explanation of the conversion as stated in the plan of merger.)
3.25.2016; DialedIn, Inc. is the disappearing corporation.
Each share of the Disappearing Corporation Common Stock issued and outstanding immediately prior to the Effective Time will be converted into 1 share of fully paid and nonassessable shares of Surviving Corporation Common stock.

6.	Issued shares after merger:

Class	Series	Par Value	Number of Shares
Common		$0.001	83,552,958

7.	Paid-in Capital of the surviving or new corporation: $ 20,122,035
("Paid-in Capital" replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.)

ITEM 8 MUST BE SIGNED

8.	The undersigned corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct.

Dated:	April 04,	2016	Quadrant 4 System Corporation
	Month & Day	Year	Exact Name of Corporation

	/s/ Nandu Thondavadi
	Any Authorized Officer’s Signature

	Nandu Thondavadi, President
	Name and Title (type or print)

Printed by authority of the State of Illinois. January 2015— 1 — C 243.4